SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 7, 2005

                               STATE BANCORP, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

             New York                      0-14874           11-2846511
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     (State or other jurisdiction of     (Commission       (I.R.S. Employer
      incorporation or organization)      File Number)      Identification No.)

           699 Hillside Avenue, New Hyde Park, NY            11040-2512
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          (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number including area code: (516) 437-1000
                                                           --------------
                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

On February 7, 2005, State Bank of Long Island (the "Bank"), principal subsidiary of the Registrant, announced it has signed a lease on property located at 1150 Old Country Road in Westbury, New York. This space will house the Bank's sixteenth branch. The branch, currently under renovation, is due to open mid-year 2005.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press release issued by the Registrant on February 7, 2005 announcing that State Bank of Long Island (the "Bank"), principal subsidiary of the Registrant, has signed a lease on property located at 1150 Old Country Road in Westbury, New York, to house the Bank's sixteenth branch



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      STATE BANCORP, INC.


DATE:    February 9, 2005


                                      By: s/Brian K. Finneran
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                                          Brian K. Finneran, Secretary/Treasurer